EATON VANCE FOCUSED GROWTH OPPORTUNITIES FUND
EATON VANCE FOCUSED VALUE OPPORTUNITIES FUND
(each, a “Fund”)
Supplement to Prospectus and each Fund’s Summary Prospectus dated July 1, 2023

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.Eaton Vance Focused Growth Opportunities Fund’s primary benchmark is now the S&P 500® Index.

2.Eaton Vance Focused Value Opportunities Fund’s primary benchmark is now the Russell 3000® Index.

References to other benchmark indexes in the Funds’ prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Eaton Vance Management believes is representative of the Fund’s investment universe.

May 1, 2024	43601 5.1.24